UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2006

                                  HEMCURE, INC.
             (Exact name of registrant as specified in its charter)

           Minnesota                     000-51543                84-0916792
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)

                    5353 Manhattan Circle, Suite 101
                           Boulder, Colorado               80303
               (Address of principal executive offices) (Zip code)

                                 (303) 499-6000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02.b.    Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers

On January 20, 2006, Mr. Allen Goldstone provided Hemcure, Inc. with a notice of resignation from the Company's Board of Directors, effective as of such date.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEMCURE, INC.

Date: January 20, 2006                    By:    /s/ Michael Friess
                                                 -------------------------------
                                          Name:  Michael Friess
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer










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